ABERDEEN FUNDS

Aberdeen Ultra Short Municipal Income Fund

(the “Fund”)

Supplement dated July 13, 2018 to the Fund’s Statement of Additional Information dated May 7, 2018, as supplemented to date (the “SAI”)

In the ADDITIONAL INFORMATION ON PURCHASES AND SALES section,  the “Class A Finder’s Fee and Corresponding CDSC” section and “Amount of Finder’s Fee/Contingent Deferred Sales Charge” chart on page 96 of the SAI are hereby replaced with the following:

Class A Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more (or $250,000 or more of Class A shares of the Ultra Short Municipal Income Fund).  An investor may purchase $1 million or more (or $250,000 or more) of Class A shares in one or more of the Aberdeen Funds and avoid the front-end sales charge.  However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC (on all Funds except the Ultra Short Municipal Income Fund) if he or she redeems such Class A shares within 18 months of the date of purchase.  With respect to such purchases, the distributor or the Funds’ Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge.  The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer.  For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

•                  The purchase can be made in any combination of the Funds of the Trust.  The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased.  The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

•                  The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase.

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below.  The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund.  The Class A CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

	Amount of Purchase
Funds Purchased	$1 million up to $4 million	$4 million up to $25 million	$25 million or more
All Funds (other than the Aberdeen High Yield Managed Duration Municipal Fund and Aberdeen Ultra Short Municipal Income Fund)	1.00%	0.50%	0.25%
Aberdeen High Yield Managed Duration Municipal Fund	0.75%	0.50%	0.25%
Aberdeen Ultra Short Municipal Income Fund	None	None	None

Please retain this Supplement for future reference.